                                                      Registration No. 333-73173
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                 POST-EFFECTIVE


                                AMENDMENT NO. 1

                                       To

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933
                            ------------------------

                  XEROX CORPORATION                                  XEROX CAPITAL (EUROPE) PLC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER) (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                       NEW YORK                                            UNITED KINGDOM
   (STATE OR OTHER JURISDICTION OF INCORPORATION OR       (STATE OR OTHER JURISDICTION OF INCORPORATION OR
                     ORGANIZATION)                                         ORGANIZATION)
                      16-0468020                                           NOT APPLICABLE
       (I.R.S. EMPLOYER IDENTIFICATION NUMBER)                (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
                    P.O. BOX 1600                                             PARKWAY
           STAMFORD, CONNECTICUT 06904-1600                                    MARLOW
                    (203) 968-3000                                    BUCKINGHAMSHIRE SL7 1YL
  (ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER,                          ENGLAND
     INCLUDING AREA CODE OF REGISTRANT'S PRINCIPAL                        44-1-628-89-0000
                   EXECUTIVE OFFICER)                    (ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER,
                                                           INCLUDING AREA CODE OF REGISTRANT'S PRINCIPAL
                                                                         EXECUTIVE OFFICER)

                           -------------------------
                                MARTIN S. WAGNER
                              ASSISTANT SECRETARY
                               XEROX CORPORATION
                                 P.O. BOX 1600
                        STAMFORD, CONNECTICUT 06904-1600
                                 (203) 968-3000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                            ------------------------

                                    COPY TO:

                                 JOHN W. WHITE
                            CRAVATH, SWAINE & MOORE
                                WORLDWIDE PLAZA
                               825 EIGHTH AVENUE
                            NEW YORK, NEW YORK 10019

                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                                PROPOSED MAXIMUM     PROPOSED MAXIMUM
                 TITLE OF EACH CLASS OF                      AMOUNT TO BE      OFFERING PRICE PER   AGGREGATE OFFERING
              SECURITIES TO BE REGISTERED                    REGISTERED(1)           UNIT(2)             PRICE(2)
Debt Securities(3)......................................
Preferred Stock(3)......................................
Common Stock(3).........................................
Guaranties(4)...........................................


                 TITLE OF EACH CLASS OF                        AMOUNT OF
              SECURITIES TO BE REGISTERED                  REGISTRATION FEE
Debt Securities(3)......................................
Preferred Stock(3)......................................
Common Stock(3).........................................
Guaranties(4)...........................................

             $4,000,000,000         100%         $4,000,000,000       $1,112,000

(1) Subject to Rule 462(b) under the Securities Act, in no event will the aggregate initial offering price of the securities issued under this Registration Statement exceed $4,000,000,000, or if any securities are issued in any foreign currency units, the U.S. dollar equivalent of $4,000,000,000. For Debt Securities issued with an original issue discount, the amount to be registered is calculated as the initial accreted value of such Debt Securities.
(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o).
(3) In addition to any Preferred Stock that may be issued directly under this Registration Statement, there are being registered hereunder an indeterminate number of shares of Preferred Stock and/or Common Stock as may be issued upon conversion, exchange and/or redemption of the Debt Securities or Preferred Stock, as the case may be. No separate consideration will be received for any shares of Preferred Stock or Common Stock so issued upon conversion, exchange or redemption.
(4) No additional registration fee is payable in respect of the registration of the Guaranties.
                       STATEMENT PURSUANT TO RULE 429(b)

    The prospectus included in this registration statement also relates to $485,700,000 of debt securities previously registered under the Registrants' registration statement on Form S-3 (file nos. 333-34333 and 333-34333-01). A registration fee of $147,181 was paid upon the filing of the prior registration statement. This registration statement also constitutes Post-Effective Amendment No. 2 with respect to such prior registration statement on Form S-3 (files nos. 333-34333 and 333-34333-01).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.*

     The following statement sets forth the expenses to be borne by the Company in connection with the issuance and distribution of the Debentures.

Securities and Exchange Commission Registration Fee.........  $1,112,000
Printing and Engraving......................................     100,000
Fees of legal counsel to Agents.............................      20,000
Fees of Issuers' Independent Auditors.......................     125,000
Trustee Fees and Expenses (including counsel fees)..........      60,000
Rating Agency Fees..........................................   1,400,000
                                                              ----------
     Total..................................................  $2,817,000
                                                              ==========

---------------
* The foregoing expenses, other than the Securities and Exchange Commission Registration Fee, are estimated.

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Article VII, Section 2 of Xerox' By-laws states:

          "Indemnification of Directors and Officers: Except to the extent expressly prohibited by law, the Company shall indemnify any person, made or threatened to be made, a party in any civil or criminal action or proceeding, including an action or proceeding by or in the right of the Company to procure a judgment in its favor or by or in the right of any other corporation of any type of kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any Director or officer of the Company served in any capacity at the request of the Company, by reason of the fact that he, his testator or intestate is or was a Director of officer of the Company or serves or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity, against judgments, fines, penalties, amounts paid in settlement and reasonable expenses, including attorneys' fees, incurred in connection with such action or proceeding, or any appeal therein, provided that no such indemnification shall be required with respect to any settlement, unless the Company shall have given its prior approval thereto. Such indemnification shall include the right to be paid advances of any expenses incurred by such person in connection with such action, suit or proceeding, consistent with the provisions of applicable law. In addition to the foregoing, the Company is authorized to extend rights to indemnification and advancement of expenses to such persons by i) resolution of the shareholders, ii) resolution of the Directors or iii) an agreement, to the extent not expressly prohibited by law."

     Reference is made to Sections 721 through 726 of the Business Corporation Law of the State of New York.

     The above provisions of Xerox' By-Laws provide for the indemnification of directors and officers of subsidiaries of Xerox who are also directors or officers of Xerox, to the same extent as directors and officers of Xerox. In addition, paragraph 111 of XCE's Articles of Incorporation state:

     "Subject to the provisions of [the Companies Act 1985], every director, other officer or auditor of the company or person acting as a alternate director shall be entitled to be indemnified out of the assets of the company against all costs, charges, expenses, losses or liabilities which he may sustain or incur in or about the execution of his duties to the company or otherwise in relation thereto."

ITEM 16.  EXHIBITS.

                                 EXHIBIT INDEX

(1)(a)      --   Form of Underwriting Agreement, incorporated by reference to
                 Exhibit (1)(a) to Xerox Corporation's Registration Statement
                 on Form S-3, Registration No. 33-44597.
(1)(b)      --   Form of Selling Agency Agreement, incorporated by reference to Exhibit (1)(b) to Xerox Corporation's Current Report on
                 Form 8-K dated March 10, 1992.
(4)(a)(1)   --   Restated Certificate of Incorporation of Xerox Corporation
                 filed by the Department of New York on October 29, 1996,
                 incorporated by reference to Exhibit 3(a)(1) to Xerox
                 Corporation's Quarterly Report on Form 10-Q for the
                 quarterly period ended September 30, 1996.
(4)(a)(2)   --   By-Laws of Xerox Corporation, as amended through January 25,
                 1999, Incorporated by reference to Exhibit (2) to Xerox
                 Corporation's Registration Statement, Amendment 4 on Form
                 8-A dated January 23, 1999.
(4)(b)(1)   --   Form of Indenture, incorporated by reference to Exhibit 4(a)
                 to Xerox Corporation's Registration Statement on Form S-3,
                 Registration No. 333-13179.
(4)(b)(2)   --   Form of Indenture, incorporated by reference to Exhibit 4(b)
                 to Xerox Corporation's Registration Statement on Form S-3,
                 Registration No. 333-59355.
(4)(b)(3)   --   Form of Indenture, incorporated by reference to Exhibit 4(b)
                 to Xerox Corporation's Registration Statement on Form S-3,
                 Registration No. 333-34333.
(4)(c)(1)   --   Form of Debt Security, incorporated by reference to Exhibit
                 4(l) to Xerox Corporation's Registration Statement on Form
                 S-3, Registration No. 333-13179.
(4)(c)(2)   --   Form of Debt Security, incorporated by reference to Exhibit
                 4(b) to Xerox Corporation's Registration Statement on Form
                 S-3, Registration No. 33-7415.
(4)(c)(3)   --   Form of Debt Security, incorporated by reference to Exhibit
                 (1) to Xerox Corporation's Registration Statement on Form
                 8-A dated December 1, 1986 for its 8 1/8% Notes due 1996.
(4)(c)(4)   --   Form of Debt Security, incorporated by reference to Exhibit
                 4(b) to Xerox Corporation's Registration Statement on Form
                 S-3, Registration No. 2-78982.
(4)(c)(5)   --   Form of Debt Security, incorporated by reference to Exhibit
                 4(c) to Xerox Corporation's Registration Statement on Form
                 S-3, Registration No. 2-78982.
(4)(c)(6)   --   Form of Debt Security, incorporated by reference to Exhibit
                 4(d) to Xerox Corporation's Registration Statement on Form
                 S-3, Registration No. 2-78982.
(4)(c)(7)   --   Form of Debt Security, incorporated by reference to Exhibit
                 4(e) to Xerox Corporation's Registration Statement on Form
                 S-3, Registration No. 2-78982.
(4)(c)(8)   --   Form of Debt Security, incorporated by reference to Exhibit
                 4(f) to Xerox Corporation's Registration Statement on Form
                 S-3, Registration No. 2-78982.
(4)(c)(9)   --   Form of Debt Security, incorporated by reference to Exhibit
                 (4)(k) to Xerox Corporation's Current Report on Form 8-K
                 dated March 10, 1992.
(4)(c)(10)  --   Form of Debt Security, incorporated by reference to Exhibit
                 (4)(k) to Xerox Corporation's Current Report on Form 8-K
                 dated May 25, 1994.
(4)(c)(11)  --   Form of Convertible Debt Security, incorporated by reference to Exhibit 4(b) to Xerox Corporation's Registration
                 Statement on Form S-3, Registration No. 333-59355.
(4)(c)(12)  --   Additional Forms of Debt Securities Incorporated by
                 reference to Xerox Corporation's subsequently filed reports on Form 8-K.
(4)(d)      --   Novated and Restated Subscription Agreement dated October
                 31, 1997 between Xerox Capital (Europe) plc and Xerox
                 Overseas Holdings Limited.*

(5)(a)             --      Opinion of Martin S. Wagner, Esq., as to legality of the Securities and certain other legal matters.*
(5)(b)             --      Opinion of Carole Shephard, Esq., as to legality of the Securities of XCE.*
(5)(c)             --      Opinion of Ivins, Phillips & Barker, Chartered, special tax counsel to Xerox Corporation and
                           XCE, as to material tax consequences.
(12)               --      Computation of Ratio of Earnings to Fixed Charges of Xerox Corporation.*
(23)(a)            --      Consent of Independent Auditors (see page II.6).
(23)(b)            --      Consent of Martin S. Wagner, Esq. (see Exhibit 5(a)).
(23)(c)            --      Consent of Carole Shephard, Esq. (see Exhibit 5(b)).
(23)(d)            --      Consent of Ivins, Phillips & Barker, Chartered, special tax counsel to Xerox Corporation and XCE
                           (see Exhibit 5(c)).
(24)(a)            --      Certified Resolution of the Board of Directors of Xerox Corporation.*
(24)(b)            --      Certified Resolution of the Board of Directors of XCE.*
(24)(c)            --      Power of Attorney of Xerox Corporation.*
(24)(d)            --      Power of Attorney of XCE.*
(25)               --      Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 on Form T-1 of
                           Citibank, N.A., to act as Trustee under the Indenture.*


* Previously filed.


ITEM 17.  UNDERTAKINGS.


     The undesigned registrants hereby undertake:

          (1) To file, during any period in which offers or sales of the securities registered hereby are being made, a post-effective amendment to the registration statement: (i) to include any prospectus required by section 10(a)(3) of the Securities Act of 1933 (the "Act"); (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 42(b), if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement, provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Company pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

          (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4) That, for purposes of determining any liability under the Act, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (5) The undersigned registrants hereby undertake to file an application for the purpose of determining the eligibility of the trustee to act under subsection (1) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

     Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford and State of Connecticut, on the 25th day of March, 1999.


                                          XEROX CORPORATION
                                          (Registrant)

                                          By:     /s/ PAUL A. ALLAIRE*

                                            ------------------------------------
                                                 (Chairman of the Board and
                                                  Chief Executive Officer)


     Pursuant to the requirements of the Securities Act of 1933, this amendment has been signed by the following persons in the capacities indicated on March 25, 1999.


                SIGNATURE                                                 TITLE
                ---------                                                 -----
Principal Executive Officer:
  PAUL A. ALLAIRE*                          Chairman of the Board, Chief Executive and Director
Principal Financial Officer:
  BARRY D. ROMERIL*                         Executive Vice President and Chief Financial Officer
Principal Accounting Officer:
  PHILIP D. FISHBACH*                       Vice President and Controller
Directors:
  ANTONIA AX:SON JOHNSON
  VERNON E. JORDAN, JR.
  YOTARO KOBAYASHI
  HILMAR KOPPER
  RALPH S. LARSEN
  N. T. NICHOLAS, JR.
  JOHN E. PEPPER
  PATRICIA F. RUSSO
  MARTHA R. SEGER
  THOMAS C. THEOBALD
  G. RICHARD THOMAN

*

* By:  /s/ MARTIN S. WAGNER

     ----------------------------
          (Martin S. Wagner,
          Attorney-in-fact)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford and State of Connecticut, on the 25th day of March, 1999.


                                          XEROX CAPITAL (EUROPE) PLC
                                          (Registrant)

                                          By:       /s/ W.R. GOODE*

                                            ------------------------------------
                                                         (Director)

                                          By:      /s/ P.H. PONCHON*

                                            ------------------------------------
                                                         (Director)


     Pursuant to the requirements of the Securities Act of 1933, this amendment has been signed by the following persons in the capacities indicated on March 25, 1999.


                SIGNATURE                                                 TITLE
                ---------                                                 -----
W.R. GOODE*                                 Director (Principal Executive Officer)
P.H. PONCHON*                               Director (Principal Financial and Accounting Officer)
D.N. MAW*                                   Director
E.M. FILTER*                                Director

* By:  /s/ MARTIN S. WAGNER

     ----------------------------
          (Martin S. Wagner
          Attorney-in-Fact)

          EXHIBIT INDEX

(1)(a)      --   Form of Underwriting Agreement, incorporated by reference to
                 Exhibit (1)(a) to Xerox Corporation's Registration Statement
                 on Form S-3, Registration No. 33-44597.
(1)(b)      --   Form of Selling Agency Agreement, incorporated by reference to Exhibit (1)(b) to Xerox Corporation's Current Report on
                 Form 8-K dated March 10, 1992.
(4)(a)(1)   --   Restated Certificate of Incorporation of Xerox Corporation
                 filed by the Department of New York on October 29, 1996,
                 incorporated by reference to Exhibit 3(a)(1) to Xerox
                 Corporation's Quarterly Report on Form 10-Q for the
                 quarterly period ended September 30, 1996.
(4)(a)(2)   --   By-Laws of Xerox Corporation, as amended through January 25,
                 1999, Incorporated by reference to Exhibit (2) to Xerox
                 Corporation's Registration Statement, Amendment 4 on Form
                 8-A dated January 23, 1999.
(4)(b)(1)   --   Form of Indenture, incorporated by reference to Exhibit 4(a)
                 to Xerox Corporation's Registration Statement on Form S-3,
                 Registration No. 333-13179.
(4)(b)(2)   --   Form of Indenture, incorporated by reference to Exhibit 4(b)
                 to Xerox Corporation's Registration Statement on Form S-3,
                 Registration No. 333-59355.
(4)(b)(3)   --   Form of Indenture, incorporated by reference to Exhibit 4(a)
                 to Xerox Corporation's Registration Statement on Form S-3,
                 Registration No. 333-34333.
(4)(c)(1)   --   Form of Debt Security, incorporated by reference to Exhibit
                 4(l) to Xerox Corporation's Registration Statement on Form
                 S-3, Registration No. 333-13179.
(4)(c)(2)   --   Form of Debt Security, incorporated by reference to Exhibit
                 4(b) to Xerox Corporation's Registration Statement on Form
                 S-3, Registration No. 33-7415.
(4)(c)(3)   --   Form of Debt Security, incorporated by reference to Exhibit
                 (1) to Xerox Corporation's Registration Statement on Form
                 8-A dated December 1, 1986 for its 8 1/8% Notes due 1996.
(4)(c)(4)   --   Form of Debt Security, incorporated by reference to Exhibit
                 4(b) to Xerox Corporation's Registration Statement on Form
                 S-3, Registration No. 2-78982.
(4)(c)(5)   --   Form of Debt Security, incorporated by reference to Exhibit
                 4(c) to Xerox Corporation's Registration Statement on Form
                 S-3, Registration No. 2-78982.
(4)(c)(6)   --   Form of Debt Security, incorporated by reference to Exhibit
                 4(d) to Xerox Corporation's Registration Statement on Form
                 S-3, Registration No. 2-78982.
(4)(c)(7)   --   Form of Debt Security, incorporated by reference to Exhibit
                 4(e) to Xerox Corporation's Registration Statement on Form
                 S-3, Registration No. 2-78982.
(4)(c)(8)   --   Form of Debt Security, incorporated by reference to Exhibit
                 4(f) to Xerox Corporation's Registration Statement on Form
                 S-3, Registration No. 2-78982.
(4)(c)(9)   --   Form of Debt Security, incorporated by reference to Exhibit
                 (4)(k) to Xerox Corporation's Current Report on Form 8-K
                 dated March 10, 1992.
(4)(c)(10)  --   Form of Debt Security, incorporated by reference to Exhibit
                 (4)(k) to Xerox Corporation's Current Report on Form 8-K
                 dated May 25, 1994.
(4)(c)(11)  --   Form of Convertible Debt Security, incorporated by reference to Exhibit 4(b) to Xerox Corporation's Registration
                 Statement on Form S-3, Registration No. 333-59355.
(4)(c)(12)  --   Additional Forms of Debt Securities Incorporated by
                 reference to Xerox Corporation's subsequently filed reports on Form 8-K.
(4)(d)      --   Novated and Restated Subscription Agreement dated October
                 31, 1997 between Xerox Capital (Europe) plc and Xerox
                 Overseas Holdings Limited.*
(5)(a)      --   Opinion of Martin S. Wagner, Esq., as to legality of the
                 Securities and certain other legal matters.*

(5)(b)      --   Opinion of Carole Shephard, Esq., as to the legality of the
                 Securities of XCE.*
(5)(c)      --   Opinion of Ivins, Phillips & Barker, Chartered, special tax counsel to Xerox Corporation and XCE, as to material tax
                 consequences.
(12)        --   Computation of Ratio of Earnings to Fixed Charges of Xerox
                 Corporation.*
(23)(a)     --   Consent of Independent Auditors (see page II.6).
(23)(b)     --   Consent of Martin S. Wagner, Esq. (see Exhibit 5(a)).
(23)(c)     --   Consent of Carole Shephard, Esq. (see Exhibit 5(b)).
(23)(d)     --   Consent of Ivins, Phillips & Barker, Chartered, special tax counsel to Xerox Corporation and XCE (see Exhibit 5(c)).
(24)(a)     --   Certified Resolution of the Board of Directors of Xerox
                 Corporation.*
(24)(b)     --   Certified Resolution of the Board of Directors of XCE.*
(24)(c)     --   Power of Attorney of Xerox Corporation.*
(24)(d)     --   Power of Attorney of XCE.*
(25)        --   Statement of Eligibility and Qualification under the Trust
                 Indenture Act of 1939 on Form T-1 of Citibank, N.A., to act
                 as Trustee under the Indenture.*
                 * Previously filed.